UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐        Preliminary Proxy Statement

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☒        Definitive Proxy Statement

☐        Definitive Additional Materials

☐        Soliciting Material under §240.14a-12

abrdn Healthcare Investors

abrdn Life Sciences Investors

abrdn Healthcare Opportunities Fund

abrdn World Healthcare Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐        Fee paid previously with preliminary materials.

☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

ABRDN HEALTHCARE INVESTORS
ABRDN LIFE SCIENCES INVESTORS
ABRDN HEALTHCARE OPPORTUNITIES FUND
ABRDN WORLD HEALTHCARE FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To be held on May 28, 2025

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund and abrdn World Healthcare Fund (each, a "Fund," and collectively, the "Funds") and any adjournments or postponements thereof will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") on the following dates and at the following times:

abrdn Healthcare Investors (NYSE: HQH)	May 28, 2025	12:30 p.m. Eastern Time
abrdn Life Sciences Investors (NYSE: HQL)	May 28, 2025	12:30 p.m. Eastern Time
abrdn Healthcare Opportunities Fund (NYSE: THQ)	May 28, 2025	12:30 p.m. Eastern Time
abrdn World Healthcare Fund (NYSE: THW)	May 28, 2025	12:30 p.m. Eastern Time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each, a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

HQH — To elect two Class C Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

HQL — To elect two Class C Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

THQ — To elect two Class B Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

THW — To elect two Class A Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on April 7, 2025 (the "Record Date"). Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 14, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on Weddnesday, May 28, 2025: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at https://www.abrdnhqh.com (for HQH) https://www.abrdnhql.com (for HQL) https://www.abrdnthq.com (for THQ) and https://www.abrdnthw.com (for THW). On each Fund's website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Healthcare Investors
abrdn Life Sciences Investors
abrdn Healthcare Opportunities Fund
abrdn World Healthcare Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 14, 2025
Philadelphia, Pennsylvania

ABRDN HEALTHCARE INVESTORS ("HQH")
ABRDN LIFE SCIENCES INVESTORS ("HQL")
ABRDN HEALTHCARE OPPORTUNITIES FUND ("THQ")
ABRDN WORLD HEALTHCARE FUND ("THW")
(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on May 28, 2025

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Trustees (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") and at any adjournments or postponements thereof to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on the following dates and at the following times:

abrdn Healthcare Investors (NYSE: HQH)	May 28, 2025	12:30 p.m. Eastern Time
abrdn Life Sciences Investors (NYSE: HQL)	May 28, 2025	12:30 p.m. Eastern Time
abrdn Healthcare Opportunities Fund (NYSE: THQ)	May 28, 2025	12:30 p.m. Eastern Time
abrdn World Healthcare Fund (NYSE: THW)	May 28, 2025	12:30 p.m. Eastern Time

A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy Card") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed on or about April 14, 2025 to shareholders of record as of April 7, 2025.

The purpose of each Meeting is to consider and act upon the following proposals (each a "Proposal"), as applicable to each Fund:

HQH — To elect two Class C Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

HQL — To elect two Class C Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

THQ — To elect two Class B Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

THW — To elect two Class A Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

All properly executed proxies received prior to a Meeting will be voted at that Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending a Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on the Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

In order to transact business at the Meetings, a "quorum" must be present for each Meeting. Under each Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the respective Fund on the record date. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at a Meeting.

The election of a Trustee to a Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present or represented by proxy at a Meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes. There will be no cumulative voting with respect to the proposal. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of the Trustees. All properly executed proxies received prior to the Meetings will be voted, at the Meetings or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Meetings on which no vote is indicated will be voted "FOR" the election of the Trustees.

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. Under the rules of the New York Stock Exchange ("NYSE"), such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by a Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Each Proposal is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal.

The chair of a Meeting shall have the power to adjourn the Meeting without further notice other than announcement at that Meeting. Each Board of Trustees also has the power to postpone a Meeting to a later date and/or time or change the place of a Meeting (including by specifying that the Meeting will be held by remote communication) one or more times for any reason by giving, within a reasonable period of time prior to such Meeting, notice to each shareholder entitled to vote at such Meeting of the place (including that the Meeting will be held by remote communication), date and hour at which such Meeting will be held. Such notice shall be given not fewer than two (2) days before the date of such Meeting and otherwise in accordance with each Fund's By-Laws. No notice of adjournment of a Meeting to another time or place need be given to shareholders. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at a Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

We will admit to each Meeting (1) all shareholders of record on April 7, 2025 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend a Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at a Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on April 7, 2025 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof.

Each Fund has one class of shares, par value $0.01 per share. Each share of a Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

HQH	53,862,184.0
HQL	28,872,416.0
THQ	41,379,166.7
THW	39,849,957.6

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on Wednesday, May 28, 2025: The Proxy Materials and each Fund's most recent annual report for the fiscal year ended September 30, 2024 are available on the Internet at https://www.abrdnhqh.com (for HQH) https://www.abrdnhql.com (for HQL) https://www.abrdnthq.com (for THQ) and https://www.abrdnthw.com (for THW). Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 2024 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend a Meeting.

The Election of Trustees

Each Fund's Declaration of Trust, as amended to date (the "Declaration of Trust"), provides that its Board shall be divided into three classes with staggered terms. The term of office of each Class of Trustees for each Fund will expire in the year indicated in the following chart:

Fund	Class A	Class B	Class C
HQH	2026	2027	2028
HQL	2026	2027	2028
THQ	2027	2028	2026
THW	2028	2026	2027

Each Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board has fixed the number of Trustees at six. Proxies will be voted for the election of the following nominees for HQH, HQL, THQ and THW. In the event that a nominee is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such other person or persons as the applicable Fund's Board may recommend. Each nominee is presently serving as a Trustee.

Each Board, including the Independent Trustees, upon the recommendation of such Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following nominees as Trustees to its Board:

abrdn Healthcare Investors	Kathleen Goetz (Class C Trustee, 3 year term ending 2028) Todd Reit (Class C Trustee, 3 year term ending 2028)
abrdn Life Sciences Investors	Rose DiMartino (Class C Trustee, 3 year term ending 2028) Todd Reit (Class C Trustee, 3 year term ending 2028)
abrdn Healthcare Opportunities Fund	Rose DiMartino (Class B Trustee, 3 year term ending 2028) C. William Maher (Class B Trustee, 3 year term ending 2028)
abrdn World Healthcare Fund	Kathleen Goetz (Class A Trustee, 3 year term ending 2028) Christian Pittard (Class A Trustee, 3 year term ending 2028)

Each nominee has indicated an intention to serve as Trustee if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of the nominees for each Class of Trustee to serve for a three-year term. In the event that a nominee is unable to serve for any reason when the election occurs, the proxies received will be voted for such substituted nominees as such Board may recommend.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Trustees whose terms of office continue beyond the Meetings, and the principal officers of the Funds. abrdn Inc., its parent company Aberdeen Group plc (formerly, abrdn plc), and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee:
Jeffrey A. Bailey** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Class A Trustee (HQH); Class B Trustee (HQL); Class C Trustee (THQ and THW)	Term expires 2026 (HQH and THQ); and 2027 (HQL and THW) Trustee of each Fund since 2020

Mr. Bailey was the CEO of IllummOss Inc from 2018-2020. He also served as the Board Chairman of Aileron Therapeutics Inc. 2017-2024 and Independent Board Chair of Tekla Funds 2020-2023. Most recently he served as the Director and CEO of BioDelivery Systems, Inc. from 2020-2022. He currently also serves on the board of Aurinia Pharmaceuticals.

				4 Registrants consisting of 4 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nominees for Independent Trustee:
Kathleen Goetz** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1966	Class A Trustee (HQL, THQ and THW); Class C Trustee (HQH)	Term expires 2025 (2028, if elected) (HQH and THW); 2026 (HQL); and 2027 (THQ) Trustee of each Fund since 2021	Independent Consultant (since 2020); Novartis Pharmaceuticals: Vice President and Head of Sales (2017-2019), Executive Director of Strategic Account Management (2015-2016).	4 Registrants consisting of 4 Portfolios
Rose DiMartino** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Class B Trustee (HQH, THQ and THW); Class C Trustee (HQL)	Term expires 2025 (2028, if elected) (HQL and THQ); 2026 (THW); and 2027 (HQH); Trustee of each Fund since 2023	Ms. DiMartino has been retired since 2019. Previously, she was Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP	6 Registrants consisting of 8 Portfolios	None.
C. William Maher** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class A Trustee (HQL); Class B Trustee (HQH and THQ); Class C Trustee (THW)	Term expires 2025 (2028, if elected) (THQ); 2026 (HQL); and 2027 (HQH and THW); Trustee of each Fund since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Todd Reit** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board Class A Trustee (THQ); Class B Trustee (THW); Class C Trustee (HQH and HQL)	Term expires 2025 (2028, if elected) (HQH and HQL); 2026 (THW); and 2027 (THQ) Trustee of each Fund since 2023

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in

				9 Registrants consisting of 9 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).
Nominee for Interested Trustee:
Christian Pittard†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Class A Trustee (HQH and THW); Class B Trustee (HQL); Class C Trustee (THQ)	Term expires 2025 (2028 if elected) (THW); 2026 (HQH and THQ); and 2027 (HQL) Trustee of each Fund since 2024

Mr. Pittard is Head of Closed End Funds for abrdn responsible for the US and UK businesses. He is also Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.

				12 Registrants consisting of 12 Portfolios	None.

*  As of September 30, 2024, the "Fund Complex" has a total of 18 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.), abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 portfolios) and abrdn ETFs (3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit Committee.

††  Deemed to be an Interested Trustee of each Fund because of his affiliation held with the Funds' Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Boards believe that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund's investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of each Fund's Board, public companies, or non- profit entities or other organizations.

OFFICERS

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance of the Funds	Since 2023

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Jason Akus** abrdn Inc. 28 State Street 17th Floor Boston, MA 02109 Year of Birth: 1974	Vice President of the Funds	Since 2023	Currently Senior Investment Director. Dr. Akus joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a senior vice president of research.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President of the Funds	Since 2023	Currently, Head of Global Income at abrdn, Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2023	Currently, Director Product Management—US for abrdn Inc. Ms.Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2025	Currently, Chief Compliance Officer—ETFs. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President of the Funds	Since 2023

Currently, Director, Vice President and Head of Product& Client Solutions—Americas for abrdn Inc., overseeing Product Management& Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr.Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President of the Funds	Since 2025	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2025	Currently, Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy** c/o abrdn Investments Limited c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Funds	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President of the Funds	Since 2025	Currently, Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in 2013.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of the Funds	Since 2025	Currently, Senior Product Manager—US for abrdn. Mr. Marsico joined abrdn Inc. in 2014.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President of the Funds	Since 2023	Currently Head of the Developed Markets Equity team at abrdn.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	Vice President of the Funds	Since 2023	Currently, Director of Corporate Finance and Head of Listed Funds. Mr. Pittard joined abrdn from KPMG in 1999.
Kolotiolomq Silue** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President of the Funds	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2023

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

Michael Taggart** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President of the Funds	Since 2023

Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Loretta Tse** abrdn Inc. 28 State Street 17th Floor Boston, MA 02109 Year of Birth: 1967	Vice President of the Funds	Since 2024

Currently Investment Director at abrdn. Ms. Tse joined abrdn in October 2023 from Tekla Capital Management LLC where she was a Vice President investing in venture. Previously, she worked for the Fred Hutchinson Cancer Research Center and Oxford Biosciences Partners.

Ashton Wilson** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2024

Currently Senior Investment Director is in healthcare portfolio management. Mr. Wilson joined abrdn in October 2023 from Tekla Capital Management where he was a Senior Vice President. Previously, he worked for Goldman Sachs and Co.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are appointed annually at a meeting of the Fund Board.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of April 1, 2025.

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Independent Trustee:
Jefferey Bailey	HQH: $10,001 — $50,000	$50,001 — $100,000
HQL: $10,001 — $50,000
THQ: $10,001 — $50,000
THW: $10,001 — $50,000
Nominees for Independent Trustee:
Kathleen Goetz	HQH: $10,001 — $50,000	$50,001 — $100,000
HQL: $10,001 — $50,000
THQ: $10,001 — $50,000
THW: $10,001 — $50,000
Rose DiMartino	HQH: $10,001 — $50,000	$50,001 — $100,000
HQL: $10,001 — $50,000
THQ: $10,001 — $50,000
THW: $10,001 — $50,000

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
C. William Maher	HQH: $10,001 — $50,000	Over $100,000
HQL: $10,001 — $50,000
THQ: $10,001 — $50,000
THW: $10,001 — $50,000
Todd Reit	HQH: $10,001 — $50,000	Over $100,000
HQL: $10,001 — $50,000
THQ: $10,001 — $50,000
THW: $10,001 — $50,000
Nominee for Interested Trustee:
Christian Pittard	HQH: None	None
HQL: None
THQ: None
THW: None

(1)  This information has been furnished by each Trustee as of October 31, 2024. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser, or an affiliate of the Investment Adviser, and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of April 1, 2025, each Fund's Trustees and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of April 1, 2025, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Funds. As of April 1, 2025, Mr. Goodson owned between $1 — $10,000 of HQH. As of April 1, 2025, Ms. Ferrari did not own shares of the Funds.

BOARD AND COMMITTEE STRUCTURE

The Board of each Fund is comprised of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"). Each Fund divides the Board into three classes, with each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three-year term.

Each Board has appointed Mr. Reit, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation as Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of a Board, generally.

The Board of each Fund holds regular quarterly meetings to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board of each Fund has established a committee structure that includes an Audit Committee, Nominating and Corporate Governance Committee and Private Venture Valuation Committee (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund. All of the members of these Committees are Independent Trustees. Each Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board of each Fund has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes at its discretion at any time.

Audit Committee

Each Fund has an Audit Committee comprised solely of Independent Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The Board of each Fund has adopted a written charter for the Audit Committee. The Audit Committee charter of the Funds is available at www.abrdnhqh.com, www.abrdnhql.com, www.abrdnthq.com and www.abrdnthw.com. The principal purpose of each Fund's Audit Committee is to assist the Board in fulfilling its responsibility to oversee the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements (including related tax requirements) and to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process. Each Audit Committee is responsible for the selection and engagement of the respective Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Trustees).

Each Audit Committee's role is one of oversight, and it is recognized that each Fund's officers are responsible for preparing each Fund's financial statements and that each Fund's independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent registered public accountants.

The members of each Fund's Audit Committee are Mr. Bailey, Ms. DiMartino, Ms. Goetz, Mr. Maher and Mr. Reit. Mr. Maher is the Chair of each Fund's Audit Committee and the Board has determined that Mr. Maher is an "audit company financial expert" as defined by Section 401(h) of Regulation S-K.

Nominating and Corporate Governance Committee

Each Fund has a Nominating and Corporate Governance Committee ("Nominating Committee") to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of each Board. The members of each Fund's Committee are Mr. Bailey, Ms. DiMartino, Ms. Goetz, Mr. Maher and Mr. Reit. Mr. Reit is the Chair of the Committee.

Each Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, each Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committees may, in their discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates. The Nominating Committees generally consider the background, experience, qualifications, attributes, skills and diversity that a prospective trustee will bring to the Board. The Nominating Committees may also consider other factors or attributes as they may determine appropriate in their judgment. Each Nominating Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committees shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by shareholders of a Fund. In order for a Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE listing standards.

Each Fund's By-Laws require that each prospective trustee candidate have substantial expertise, experience or relationships relevant to the business of the Fund and a college degree or equivalent business experience. Each Fund's By-Laws also provide that a prospective trustee candidate shall not serve as a director, trustee, officer, partner or employee of another investment company (as defined in the 1940 Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Adviser or an affiliate thereof, or as a director, officer, partner or employee of the investment adviser, sponsor or equivalent of such an investment company with supervisory responsibility for the day-to-day operations of such investment company or investment decisions made with respect to such investment company.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's charter and in the Fund's organizational documents in order to recommend a candidate. The Committee will make such determinations in its sole discretion and such determinations shall be final.

The Nominating and Corporate Governance Committee charter of the Funds is available at www.abrdnhqh.com, www.abrdnhql.com, www.abrdnthq.com and www.abrdnthw.com.

Prior to the change in the Funds' investment adviser in October 2023, the Nominating and Corporate Governance Committee was referred to as the "Governance and Nominating Committee".

Private Venture Valuation Committee. Each to the Fund's Private Venture Valuation Committee general responsibility for determining, subject to Board ratification, in accordance with the Fund's valuation procedures, the value of the "start-up", early and/or later stage financing of a privately held company, securities (referred to as "Venture Capital Securities") held by the Fund. With respect to Venture Capital Securities for the Fund, the Private Venture Valuation Committee ("PV Valuation Committee"), has general responsibility for determining, subject to Board review, in accordance with the Fund's Valuation Procedures, the value of the Venture Capital Securities and Milestone Holdings held by the Fund on any day on which the net asset value per share is determined ("Valuation Date"). The PV Valuation Committee shall meet as often as necessary to ensure that prices are updated in a timely manner. No less than quarterly, the PV Valuation Committee will meet to review and/or update pricing in connection with the Venture Capital Securities and/or milestone holdings.

The members of each Fund's PV Valuation Committee are Mr. Bailey, Ms. Goetz and Mr. Maher. Mr. Bailey is the Chair of the Fund's PV Valuation Committee. Prior to the change in each Fund's investment adviser in October 2023, the PV Valuation Committee was referred to as the "Valuation Committee".

Board and Committee Meetings in Fiscal Year 2024

During the fiscal year ended September 30, 2024, HQH, THQ and THW's Boards each held eight meetings and HQL's Board held nine meetings; each Fund's Audit Committee held three meetings; each Fund's Nominating and Corporate Governance Committee held one meeting; and each Fund's PV Valuation Committee held four meetings.

Each of the incumbent Trustees attended at least 75% of the aggregate number of meetings of the Boards of each Fund during the period for which he or she served as a Trustee. Each of the incumbent Trustees attended at least 75% of the aggregate number of meetings of the Committees of the Board of each Fund on which such Trustee served during the period that he or she has served.

Board Oversight of Risk Management

Each Fund is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Adviser and the officers of each Fund are responsible for managing these risks on a day-to-day basis, the Board of each Fund has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight, the Board of each Fund, directly or through a Committee, interacts with the Fund's Chief Compliance Officer, the Fund's independent public accounting firm and the Fund's legal counsel. These interactions include discussing the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 11, 2024, the Board of each Fund, including a majority of the Trustees who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for each Fund for the fiscal year ending September 30, 2025. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meetings, a representative of KPMG will be present by telephone at the Meetings to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Each Fund's financial statements for the fiscal year ended September 30, 2024 were audited by KPMG. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. The Audit Committees have discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the respective Board that the audited financial statements of each Fund for the fiscal year ended September 30, 2024 be included in each Fund's most recent annual report filed with the SEC.

C. William Maher, Chair of the Audit Committee

Jeffrey Bailey, Member of the Audit Committee

Rose DiMartino, Member of the Audit Committee

Kathleen Goetz, Member of the Audit Committee

Todd Reit, Member of the Audit Committee

The following table sets forth the aggregate fees billed for professional services rendered by the principal accountant during the Funds' two most recent fiscal years ended September 30:

Fund	Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
HQH	2024	$123,200	$0	$0	$0
	2023	$118,500	$0	$0	$0
HQL	2024	$123,200	$0	$0	$0
	2023	$118,500	$0	$0	$0
THQ	2024	$88,400	$0	$0	$0
	2023	$85,000	$0	$0	$0
THW	2024	$94,400	$0	$0	$0
	2023	$85,000	$0	$0	$0

All of the services described in the table above were pre-approved by the relevant Audit Committee.

Each Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall appoint, retain, and oversee an independent auditor and evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser (as defined below), and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons to employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser that managed the Funds during the fiscal years ended September 30, 2023 and September 30, 2024, and any entity controlling, controlled by, or under common control with any Covered Service Provider that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the independent auditor's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees from the Funds and by the Fund Complex of which the Funds are a part for the fiscal year ended September 30, 2024. All officers of the Funds are employees of and are compensated by abrdn Inc., the Funds' administrator, or an affiliate. None of the Funds' executive officers or Directors who are also officers or directors of abrdn Inc., the Investment Adviser or an affiliate received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Trustee:	Aggregate Compensation from the Funds for Fiscal Year Ended September 30, 2024				Total Compensation From Fund and Fund Complex Paid To Trustees*
	HQH	HQL	THQ	THW
Nominees for Independent Trustee:
Rose DiMartino**	$22,208	$22,208	$22,208	$22,208	$164,772
Kathleen Goetz**	$22,708	$22,708	$22,708	$22,708	$90,832
C. William Maher**	$25,208	$25,208	$25,208	$25,208	$274,495
Todd Reit**	$24,708	$24,708	$24,708	$24,708	$277,048
Nominee for Interested Trustee:
Christian Pittard†	N/A	N/A	N/A	N/A	N/A
Independent Trustees:
Jeffrey Bailey	$23,458	$23,458	$23,458	$23,458	$93,832
Rakesh K. Jain**	N/A	N/A	N/A	N/A	N/A
Thomas M. Kent**	N/A	N/A	N/A	N/A	N/A
W. Mark Watson**	N/A	N/A	N/A	N/A	N/A
Interested Trustee:
Stephen Bird** ††	N/A	N/A	N/A	N/A	N/A
Daniel R. Omstead**	N/A	N/A	N/A	N/A	N/A

*  For the number of funds currently within the Fund Complex, see the "Trustees" table above.

**  Effective at the close of business on October 27, 2023, abrdn Inc. assumed responsibility for management of the Funds. Effective upon abrdn's appointment as adviser, Rakesh K. Jain, Thomas M. Kent, W. Mark Watson and Daniel R. Omstead resigned from each Fund's Board, and Stephen Bird, Rose DiMartino, C. William Maher and Todd Reit, who were elected by shareholders, joined Jeffrey Bailey and Kathleen Goetz on each Fund's Board.

†  Christian Pittard was appointed to each Fund's Board effective June 30, 2024.

††  Stephen Bird resigned from each Fund's Board effective June 30, 2024.

Relationship of Trustees or Nominees with the Investment Adviser and Administrator abrdn Inc. serves as the investment adviser ("Investment Adviser") to each Fund pursuant to an advisory agreement dated as of October 27, 2023. Prior to October 27, 2023, the Funds were managed by Tekla Capital Management LLC. The Investment Adviser is a Delaware corporation with its registered offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides administrative services to each Fund under the advisory agreement. The Investment Adviser/Administrator is an indirect subsidiary of Aberdeen Group plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Mr. Pittard, a Trustee of the Funds, is employed by the Investment Adviser.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Trustees, certain officers and directors of the Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of the Funds' outstanding securities to electronically file reports of ownership of the Funds' securities and changes in such ownership with the SEC and the NYSE.

Based solely on each Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of each Fund, during the fiscal year ended September 30, 2024, each Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a) except that: (i) a late Form 4 filing was submitted for Alan Goodson, an officer of the Fund, with respect to an open-market purchase of HQH shares; and (ii) due to an administrative oversight of the Adviser, a Form 4 filing was submitted one day late for Kathleen Goetz, a Trustee of the Fund, with respect to the open-market purchase of HQH, HQL, THQ and THW shares.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE.

ADDITIONAL INFORMATION

Administrator. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as administrator to the Funds.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of each Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Funds, the Investment Adviser, abrdn Inc. or its affiliates.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 per Fund and be reimbursed for its reasonable expenses, which are estimated to be $825-$1,350 for each Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about April 14, 2025. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain shareholders of a Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of April 1, 2025, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Funds because they possessed or shared voting or investment power with respect to a Fund's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
HQL	Common Stock	Saba Capital Management, L.P.* Saba Capital Management GP, LP* Boaz R. Weinstein* 405 Lexington Avenue 58th Floor New York, NY 10174	3,188,405	11.36%

*  These entities jointly filed a Schedule 13D for the share amount and percentage shown.

Shareholder Proposals.

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Funds' proxy statement and form of proxy for the annual meetings of shareholders to be held in 2026 should be received by the Secretary of the Funds no later than December 15, 2025. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Funds' proxy materials is referred to Rule 14a-8 under the 1934 Act.

In addition, shareholder proposals for each Fund's 2025 Annual Meeting (other than proposals submitted for inclusion in the Fund's 2026 proxy statement pursuant to Rule 14a-8) must be submitted to the Fund's Secretary between January 28, 2026 and February 27, 2026, unless the meeting date is more than 30 days before or after May 28, 2026, in which case the proposal must be submitted by the later of the close of business on (1) the date 90 days prior to the 2026 Annual Meeting date or (2) the tenth business day following the date on which the 2026 Annual Meeting date is first publicly announced or disclosed.

In accordance with Rule 14a-4(c), each Fund may exercise discretionary voting authority with respect to any shareholder proposals for the Annual Meetings not included in the proxy statement and form of proxy card which are not submitted to the Funds within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy card.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Joint Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

The Investment Adviser knows of no business to be presented at the Meetings, other than the Proposals set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary

abrdn Healthcare Investors

abrdn Life Sciences Investors

abrdn Healthcare Opportunities Fund

abrdn World Healthcare Fund

EVERY VOTE IS IMPORTANT ABRDN HEALTHCARE INVESTORSPO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY ABRDN HEALTHCARE INVESTORS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2025 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Healthcare Investors (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Healthcare Investors which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 2025, at 12:30 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 HQH_34493_040825 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200, Philadelphia, PA 19103 on May 28, 2025

# EVERY SHAREHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the abrdn Healthcare Investors Shareholder Meeting to Be Held on May 28, 2025 at 12:30p.m. (Eastern Time). The Joint Proxy Statement for this meeting is available at: https://www.abrdnhqh.com**

**IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD**

**Please detach at perforation before mailing.**

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 14, 2025 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** ☒

**A Proposal** THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR TRUSTEES IN THE PROPOSAL.

**1. To elect two Class C Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified:**

01. Kathleen Goetz 02. Todd Reit

| FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|
| ☐ | ☐ | ☐ |

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

______________________________________________

**2.** The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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xxxxxxxxxxxxxx HQH 34493 xxxxxxxx

EVERY VOTE IS IMPORTANT ABRDN LIFE SCIENCES INVESTORSPO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY ABRDN LIFE SCIENCES INVESTORS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2025 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Life Sciences Investors (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 2025, at 12:30 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 HQL_34493_032425 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200, Philadelphia, PA 19103 on May 28, 2025

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the abrdn Life Sciences Investors Shareholder Meeting to Be Held on May 28, 2025 at 12:30p.m. (Eastern Time). The Joint Proxy Statement for this meeting is available at: https://www.abrdnhql.com**

**IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD**

**Please detach at perforation before mailing.**

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 14, 2025 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** X

**A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR TRUSTEES IN THE PROPOSAL.**

**1. To elect two Class C Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified:**

| | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|---|
| 01. Rose DiMartino 02. Todd Reit | ☐ | ☐ | ☐ |

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

______________________________________

**2.** The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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XXXXXXXXXXXXXX HQL 34493 XXXXXXXX

EVERY VOTE IS IMPORTANT ABRDN HEALTHCARE OPPORTUNITIES FUNDPO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY ABRDN HEALTHCARE OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2025 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Healthcare Opportunities Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 2025, at 12:30 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 THQ_34493_040825 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200, Philadelphia, PA 19103 on May 28, 2025

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the abrdn Healthcare Opportunities Fund Shareholder Meeting to Be Held on May 28, 2025 at 12:30p.m. (Eastern Time). The Joint Proxy Statement for this meeting is available at: https://www.abrdnthq.com**

**IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD**

**Please detach at perforation before mailing.**

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 14, 2025 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** ☒

**A Proposal** **THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR TRUSTEES IN THE PROPOSAL.**

1. **To elect two Class B Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified:**

   01. Rose DiMartino 02. C. William Maher

| FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|
| ☐ | ☐ | ☐ |

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

________________________________________

2. The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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xxxxxxxxxxxxxx THQ 34493 xxxxxxxx

EVERY VOTE IS IMPORTANT ABRDN WORLD HEALTHCARE FUNDPO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY ABRDN WORLD HEALTHCARE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2025 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn World Healthcare Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 2025, at 12:30 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 THW_34493_032425 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200, Philadelphia, PA 19103 on May 28, 2025

FOR WITHHOLD FOR ALL ALL ALL EXCEPT    EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on May 28, 2025 at 12:30p.m. (Eastern Time). abrdn World Healthcare Fund The Joint Proxy Statement for this meeting is available at: https://www.abrdnthw.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 14, 2025 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL. 1. To elect two Class A Trustees to serve until the 2028 Annual Meeting of Shareholders or until such Trustee’s successor is duly elected and qualified: 01. Kathleen Goetz 02. Christian Pittard INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx THW 34493 xxxxxxxx / /